UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2017

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

E-5-2, Megan Avenue 1, Block E

Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 2162 0773
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Prime Global Capital Group Incorporated (the “Company”) was held on August 29, 2017 (the “Annual Meeting”). The Company’s stockholders voted on the following two proposals (described in detail in the Company’s definitive proxy statement) at the Annual Meeting and cast their votes as follows:

Proposal No. 1	The Company’s stockholders elected the following nominees as directors for terms expiring at the Company’s 2017 Annual Meeting of the Stockholders: Dato’ Weng Kung Wong, Maylee Gan, and Dato’ Jeremy Chia Pei Chai. These nominees represented the Board’s entire slate of nominees. The complete final tabulation of voting results for the election of directors is set forth below:

Name	For	Against	Abstain	Broker Non-Vote
Dato’ Weng Kung, Wong	405,024,659	0	0	22,187,654
Maylee, Gan	405,024,659	0	0	22,187,654
Dato’ Jeremy Chia Pei Chai	91,026,469	0	313,998,190	22,187,654

Proposal No. 2	The Company’s stockholders ratified the appointment of ShineWing Australia as the Company’s independent auditors for the fiscal year ending October 31, 2017 by the votes indicated below:

For	Against	Abstain	Broker Non-Vote(1)
425,625,011	0	1,587,302	0

(1)	Pursuant to the rules of the NYSE, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

As of the close of business on June 30, 2017, the record date, the Company had 512,682,393 shares of Common Stock, at $0.001 par value. Stockholders holding 427,212,313 shares, or approximately 83.32% of the eligible voting shares, casted votes including 0 shares that were present in person, 0 by proxy and 425,625,011 shares that voted online at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: August 31, 2017

	By:	/s/ Dato’ Weng Kung, Wong
Dato’ Weng Kung Wong
Chief Executive Officer, Interim Chief Financial Officer and Secretary